                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1999, (99-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 16, 1999 to February 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 26th day of February, 1999.

                                             GREEN TREE FINANCIAL CORP.


                                             BY: /s/ Phyllis A. Knight
                                                 --------------------------
                                                 Phyllis A. Knight
                                                 Senior Vice President and
                                                 Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
              4.95938%, 5.43%, 5.61%, 5.76%, 6.11%, 6.37%, 6.56%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Feb-99

                              CUSIP NO.#393505-S60, S78, S86, S94, T28, T36, T44
                                                        TRUST ACCOUNT #3337268-0
                                                        REMITTANCE DATE 03/01/99

                                                                                  Total $        Per $1,000
                                                                                  Amount          Original
                                                                              --------------    ------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available (including Monthly Servicing Fee)                         5,104,679.27
                                                                              --------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn for prior Remittance Date                    0.00
                                                                              --------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
       Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
       Remittance Date                                                          5,104,679.27
                                                                              --------------

 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account            750,000.00
                                                                              --------------

A.   Interest
     (2) Aggregate  interest
         a. Class A-1 Remittance Rate (4.95938%)                                    4.95938%
                                                                              --------------
         b. Class A-1 Interest                                                     74,886.64      2.47969007
                                                                              --------------    ------------

         c. Class A-2 Remittance Rate (5.43%)                                          5.43%
                                                                              --------------
         d. Class A-2 Interest                                                    212,071.67      3.01666671
                                                                              --------------    ------------

         e. Class A-3 Remittance Rate (5.61%)                                          5.61%
                                                                              --------------
         f. Class A-3 Interest                                                    417,633.33      3.11666664
                                                                              --------------    ------------

         g. Class A-4 Remittance Rate (5.76%)                                          5.76%
                                                                              --------------
         h. Class A-4 Interest                                                    332,800.00      3.20000000
                                                                              --------------    ------------

         i. Class A-5 Remittance Rate (6.11%)                                          6.11%
                                                                              --------------
         j. Class A-5 Interest                                                    339,444.44      3.39444440
                                                                              --------------    ------------

         k. Class A-6 Remittance Rate (6.37%)                                          6.37%
                                                                              --------------
         l. Class A-6 Interest                                                    153,941.67      3.53888897
                                                                              --------------    ------------

         m. Class A-7 Remittance Rate 6.56%, (unless
             the Weighted Average Contract Rate is
             less than 6.56%)                                                          6.56%
                                                                              --------------
         n. Class A-7 Interest                                                    379,933.33      3.64444441
                                                                              --------------    ------------

     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                           0.00               0
                                                                              --------------    ------------

     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                           0.00               0
                                                                              --------------    ------------

B.   Principal
     (5) Formula Principal Distribution  Amount                                 3,456,845.97             N/A
                                                                              --------------    ------------
         a. Scheduled Principal                                                   250,641.98             N/A
                                                                              --------------    ------------
         b. Principal Prepayments                                               2,438,041.35             N/A
                                                                              --------------    ------------
         c. Liquidated Contracts                                                        0.00             N/A
                                                                              --------------    ------------
         d. Repurchases                                                                 0.00             N/A
                                                                              --------------    ------------
         e. Current Month Advanced Principal                                      768,162.64             N/A
                                                                              --------------    ------------
         f. Prior Month Advanced Principal                                              0.00             N/A
                                                                              --------------    ------------

     (6) Pool Scheduled Principal Balance                                     697,311,316.67
                                                                              --------------
    (6b) Adjusted Pool Principal Balance                                      696,543,154.03    995.06164861
                                                                              --------------    ------------
    (6c) Pool Factor                                                              0.94506165
                                                                              --------------


*Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
              4.95938%, 5.43%, 5.61%, 5.76%, 6.11%, 6.37%, 6.56%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Mar-99
                                     PAGE 2

                              CUSIP NO.#393505-S60, S78, S86, S94, T28, T36, T44
                                                        TRUST ACCOUNT #3337268-0
                                                        REMITTANCE DATE 04/01/99

    (7) Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                      0.00
                                                                              --------------

    (8) Class A Percentage for such Remittance Date                                   92.00%
                                                                              --------------

    (9) Class A Percentage for the following  Remittance Date                         91.96%
                                                                              --------------

   (10) Class A  Principal Distribution:
        a. Class A-1                                                            3,456,845.97    114.46509834
                                                                              --------------    ------------
        b. Class A-2                                                                    0.00      0.00000000
                                                                              --------------    ------------
        c. Class A-3                                                                    0.00      0.00000000
                                                                              --------------    ------------
        d. Class A-4                                                                    0.00      0.00000000
                                                                              --------------    ------------
        e. Class A-5                                                                    0.00      0.00000000
                                                                              --------------    ------------
        g. Class A-6                                                                    0.00      0.00000000
                                                                              --------------    ------------
        h. Class A-7                                                                    0.00      0.00000000
                                                                              --------------    ------------


   (11) Class A-1 Principal Balance                                            26,743,154.03    885.53490166
                                                                              --------------    ------------
  (11a) Class A-1 Pool Factor                                                     0.88553490
                                                                              --------------

   (12) Class A-2 Principal Balance                                            70,300,000.00    1000.0000000
                                                                              --------------    ------------
  (12a) Class A-2 Pool Factor                                                     1.00000000
                                                                              --------------

   (13) Class A-3 Principal Balance                                           134,000,000.00    1000.0000000
                                                                              --------------    ------------
  (13a) Class A-3 Pool Factor                                                     1.00000000
                                                                              --------------

   (14) Class A-4 Principal Balance                                           104,000,000.00    1000.0000000
                                                                              --------------    ------------
  (14a) Class A-4 Pool Factor                                                     1.00000000
                                                                              --------------

   (15) Class A-5 Principal Balance                                           100,000,000.00    1000.0000000
                                                                              --------------    ------------
  (15a) Class A-5 Pool Factor                                                     1.00000000
                                                                              --------------

   (16) Class A-6 Principal Balance                                            43,500,000.00    1000.0000000
                                                                              --------------    ------------
  (16a) Class A-6 Pool Factor                                                     1.00000000
                                                                              --------------

   (17) Class A-7 Principal Balance                                           104,250,000.00    1000.0000000
                                                                              --------------    ------------
  (17a) Class A-7 Pool Factor                                                     1.00000000
                                                                              --------------

   (19) Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                                     0.00
                                                                              --------------

C.  Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

   (20) 31-59 days                                                                      0.00               0
                                                                              --------------    ------------

   (21) 60 days or more                                                                 0.00               0
                                                                              --------------    ------------

   (22) Current Month Repossessions                                                     0.00               0
                                                                              --------------    ------------

   (23) Repossession Inventory                                                          0.00               0
                                                                              --------------    ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
              4.95938%, 5.43%, 5.61%, 5.76%, 6.11%, 6.37%, 6.56%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Mar-99
                                     PAGE 3

                              CUSIP NO.#393505-S60, S78, S86, S94, T28, T36, T44
                                                        TRUST ACCOUNT #3337268-0
                                                        REMITTANCE DATE 04/01/99


Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in July 2002.)

(24) Average Sixty - Day Delinquency Ratio Test

         (a) Sixty - Day Delinquency Ratio for current Remittance Date                  0.00%
                                                                              --------------

         (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 4.0%)                                                         0%
                                                                              --------------

(25)  Average Thirty - Day Delinquency Ratio  Test

         (a) Thirty - Day Delinquency Ratio for current Remittance Date                 0.00%
                                                                              --------------

         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 6.0%)                                                      0.00%
                                                                              --------------

(26)  Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from August 1, 2001 to July 31, 2002;
              6.5% from August 1 2002 to July 31, 2003; 8.5% from August 1,
              2003, to July 31, 2004 and 9.5% thereafter)                               0.00
                                                                              --------------

(27)  Current Realized Losses Test

         (a)  Current Realized Losses for current Remittance Date                        0.00
                                                                              --------------

         (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
              Remittance and for current Remittance Date;
              may not exceed 2.5%)                                                      0.00%
                                                                              --------------

(28)  Class M-1 Principal Balance Test

         (a)   The sum of Class M-1 Principal Balance and Class B Principal
               Balance (before distributions on current Remittance Date)
               divided by Pool Scheduled Principal Balance as of preceding
               Remittance Date is greater than 23.25%                                  13.25%
                                                                              --------------

(29)  Class M-2 Principal Balance Test

         (a)   The sum of Class M-1 Principal Balance and Class B Principal
               Balance (before distributions on current Remittance Date)
               divided by Pool Scheduled Principal Balance as of preceding
               Remittance Date is greater than 12.75%                                  11.00%
                                                                              --------------

(30)  Class B Principal Balance Test

         (a)  Class B Principal Balance (before any distributions on current
              Remittance Date) as of such Remittance date is greater than
              $16,000,000.00                                                   56,000,000.00
                                                                              --------------

         (b)  Class B Principal Balance (before distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance as of preceding Remittance Date is equal to or greater than
              9.75%.                                                                    8.00%
                                                                              --------------


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                           6.56%, 7.34%, 8.60%, 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Mar-99
                                     PAGE 4

                                            CUSIP NO. #393505-T51, T69, T77, T85
                                                       TRUST ACCOUNT  #3337268-0
                                                       REMITTANCE DATE  04/01/99

                                                                                  Total $        Per $1,000
                                                                                  Amount          Original
                                                                              --------------    ------------
CLASS M-1 CERTIFICATES
----------------------
     (31) Amount available( including Monthly Servicing Fee)                      487,122.22
                                                                              --------------
A.   Interest
     (32) Aggregate interest

         (a) Class M-1 Remittance Rate 6.56%, unless the
         Weighted Average Contract Rate is less than 6.56%)                             6.56%
                                                                              --------------

         (b) Class M-1 Interest                                                   133,933.33       3.64444435
                                                                              --------------    -------------

         (c) Interest on Class M-1 Adjusted Principal Balance                           0.00
                                                                              --------------

     (33)  Amount applied to Class M-1 Interest Deficiency Amount                       0.00
                                                                              --------------

     (34)  Remaining unpaid Class M-1 Interest Deficiency Amount                        0.00
                                                                              --------------

     (35) Amount applied to:
          a. Unpaid Class M-1 Interest Shortfall                                        0.00                0
                                                                              --------------    -------------

    (36) Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                        0.00                 0
                                                                              --------------    -------------

B.   Principal
    (37) Formula Principal Distribution  Amount                                         0.00              N/A
                                                                              --------------    -------------
         a. Scheduled Principal                                                         0.00              N/A
                                                                              --------------    -------------
         b. Principal Prepayments                                                       0.00              N/A
                                                                              --------------    -------------
         c. Liquidated Contracts                                                        0.00              N/A
                                                                              --------------    -------------
         d. Repurchases                                                                 0.00              N/A
                                                                              --------------    -------------

    (38) Class M-1 Principal Balance                                           36,750,000.00    1000.00000000
                                                                              --------------    -------------
   (38a)  Class M-1 Pool Factor                                                   1.00000000
                                                                              --------------

    (39) Class M-1 Percentage for such Remittance Date                                  0.00%
                                                                              --------------

    (40)  Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                         0.00       0.00000000
                                                                              --------------    -------------
                b. Unpaid Class M-1 Principal Shortfall
                    (if any) following prior Remittance Date                            0.00
                                                                              --------------

    (41) Unpaid Class M-1 Principal Shortfall
              (if any) following current Remittance Date                                0.00
                                                                              --------------

    (42) Class M-1 Percentage for the following Remittance Date                         0.00%
                                                                              --------------

    (43) Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                          0.00
                                                                              --------------

         (b) Amount applied to Class M-1
                Liquidation Loss Interest Amount                                        0.00
                                                                              --------------

         (c) Remaining Class M-1 Liquidation Loss
                Interest Amount                                                         0.00
                                                                              --------------

         (d) Amount applied to Unpaid Class M-1
                Loss Interest Shortfall                                                 0.00
                                                                              --------------

         (e) Remaining Unpaid Class M-1
                Liquidation Loss Interest Shortfalls                                    0.00
                                                                              --------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.56%, 7.34%, 8.60%,8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                              CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     Mar-99
                                     PAGE 5

                                            CUSIP NO. #393505-T51, T69, T77, T85
                                                        TRUST ACCOUNT #3337268-0
                                                        REMITTANCE DATE 04/01/99

                                                                                  Total $        Per $1,000
                                                                                  Amount          Original
                                                                              --------------    ------------
CLASS M-2 CERTIFICATES
----------------------
     (44) Amount available( including Monthly Servicing Fee)                      353,188.89
                                                                              --------------
A.   Interest
     (45) Aggregate interest

          (a) Class M-2 Remittance Rate 7.34%, unless the
          Weighted Average Contract Rate is less than 7.34%)                            7.34%
                                                                              --------------

         (b) Class M-2 Interest                                                    85,633.33       4.07777762
                                                                              --------------    -------------

         (c) Interest on Class M-2 Adjusted Principal Balance                           0.00
                                                                              --------------

     (46)  Amount applied to Class M-2 Interest Deficiency Amount                       0.00
                                                                              --------------

     (47)  Remaining unpaid Class M-2 Interest Deficiency Amount                        0.00
                                                                              --------------

     (48) Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                         0.00                0
                                                                              --------------    -------------

    (49) Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                         0.00                0
                                                                              --------------    -------------

B.   Principal
    (50) Formula Principal Distribution  Amount                                         0.00              N/A
                                                                              --------------    -------------
         a. Scheduled Principal                                                         0.00              N/A
                                                                              --------------    -------------
         b. Principal Prepayments                                                       0.00              N/A
                                                                              --------------    -------------
         c. Liquidated Contracts                                                        0.00              N/A
                                                                              --------------    -------------
         d. Repurchases                                                                 0.00              N/A
                                                                              --------------    -------------

    (51) Class M-2 Principal Balance                                           21,000,000.00    1000.00000000
                                                                              --------------    -------------
   (51a)  Class M-2 Pool Factor                                                   1.00000000
                                                                              --------------

    (52) Class M-2 Percentage for such Remittance Date                                  0.00%
                                                                              --------------

    (53)  Class M-2  Principal Distribution:
         a. Class M-2 (current)                                                         0.00       0.00000000
                                                                              --------------    -------------
                b. Unpaid Class M-2 Principal Shortfall
                    (if any) following prior Remittance Date                            0.00
                                                                              --------------

    (54) Unpaid Class M-2 Principal Shortfall
              (if any) following current Remittance Date                                0.00
                                                                              --------------

    (55) Class M-2 Percentage for the following Remittance Date                         0.00%
                                                                              --------------

    (56) Class M-2 Liquidation Loss Interest
         (a) Class M-2 Liquidation Loss Amount                                          0.00
                                                                              --------------

         (b) Amount applied to Class M-2
                Liquidation Loss Interest Amount                                        0.00
                                                                              --------------

         (c) Remaining Class M-2 Liquidation Loss
                Interest Amount                                                         0.00
                                                                              --------------

         (d) Amount applied to Unpaid Class M-2
                Loss Interest Shortfall                                                 0.00
                                                                              --------------

         (e) Remaining Unpaid Class M-2
                Liquidation Loss Interest Shortfalls                                    0.00
                                                                              --------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                           6.56%, 7.34%, 8.60%, 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Mar-99

                                            CUSIP NO. #393505-T51, T69, T77, T85
                                                        REMITTANCE DATE 04/01/99

                                                                                  Total $        Per $1,000
                                                                                  Amount          Original
                                                                              --------------    ------------
CLASS BI CERTIFICATES
---------------------

         (1)   Amount  Available less the Class A
               Distribution Amount  and Class M-1 Distribution
               Amount (including Monthly Servicing Fee)                           267,555.56
                                                                              --------------

         (3)   Class B-1 Remittance Rate  (8.60%
               unless Weighted Average Contract Rate
               is below 8.60%)                                                          8.60%
                                                                              --------------

         (3)   Aggregate Class B1 Interest                                        117,055.56    4.77777778
                                                                              --------------    ----------

         (4)   Amount applied to Unpaid
               Class B1 Interest Shortfall                                              0.00          0.00
                                                                              --------------    ----------

         (5)   Remaining Unpaid Class B1
               Interest Shortfall                                                       0.00          0.00
                                                                              --------------    ----------

         (6)   Amount applied to Class B-1
               Interest Deficiency Amount                                               0.00
                                                                              --------------

         (7)   Remaining Unpaid Class B-1
               Interest Deficiency Amount                                               0.00
                                                                              --------------

         (8)   Unpaid Class B-1 Principal Shortfall
               (if any) following prior Remittance Date                                 0.00
                                                                              --------------

         (8a)  Class B Percentage for such Remittance Date                              0.00
                                                                              --------------

         (9)   Current Principal (Class B Percentage of Formula Principal
               Distribution Amount)                                                     0.00    0.00000000
                                                                              --------------    ----------

         (10a) Class B1 Principal Shortfall                                             0.00
                                                                              --------------

         (10b) Unpaid Class B1 Principal Shortfall                                      0.00
                                                                              --------------

         (11)  Class B Principal Balance                                       56,000,000.00
                                                                              --------------

         (12)  Class B1 Principal Balance                                      24,500,000.00
                                                                              --------------
         (12a) Class B1 Pool Factor                                               1.00000000
                                                                              --------------

         (13)  Class B-1 Liquidation Loss Interest
               (a) Class B-1 Liquidation Loss Amount                                    0.00
                                                                              --------------

               (b) Amount Applied to Class B-1 Liquidation Loss
                   Interest Amount                                                      0.00
                                                                              --------------

               (c) Remaining Class B-1 Liquidation Loss Interest Amount                 0.00
                                                                              --------------

               (d) Amount applied to Unpaid Class B-1 Liquidation Loss
                   Interest Shortfall                                                   0.00
                                                                              --------------

               (e) Remaining Unpaid Class B-1 Liquidation Loss
                   Interest Shortfall                                                   0.00
                                                                              --------------


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                           6.56%, 7.34%, 8.60%, 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Mar-99
                                     PAGE 2

                                            CUSIP NO. #393505-T51, T69, T77, T85
                                                        REMITTANCE DATE 04/01/99

                                                                                  Total $        Per $1,000
                                                                                  Amount          Original
                                                                              --------------    ------------
CLASS B2 CERTIFICATES
---------------------
         (14) Remaining Amount Available                                         150,500.00
                                                                              -------------

         (15) Class B-2 Remittance Rate ( 8.60%
                  unless Weighted Average Contract
                  Rate is less than 8.60%)                                             8.60%
                                                                              -------------

         (16) Aggregate Class B2 Interest                                        150,500.00     4.77777778
                                                                              -------------     ----------

         (17)  Amount applied to Unpaid
                Class B2 Interest Shortfall                                            0.00           0.00
                                                                              -------------     ----------

         (18) Remaining Unpaid Class B2
                 Interest Shortfall                                                    0.00           0.00
                                                                              -------------     ----------

         (19) Unpaid Class B2 Principal Shortfall
               (if any) following prior Remittance Date                                0.00
                                                                              -------------

         (20) Class B2 Principal Liquidation Loss Amount                               0.00
                                                                              -------------

         (21) Class B2 Principal (zero until class B1 paid down: thereafter,
               Class B Percentage of formula Principal Distribution Amount)            0.00     0.00000000
                                                                              -------------     ----------

         (22)  Guarantee Payment                                                       0.00
                                                                              -------------

         (23)  Class B2 Principal Balance                                     31,500,000.00
                                                                              -------------
         (23a) Class B2 Pool Factor                                              1.00000000
                                                                              -------------

         (24)  Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
               Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
               Amount, Class M-1 Distribution Amount,
               Class B-1 Distribution Amount and Class B-2  Distribution
               Amount, if the Company or Green Tree Financial Servicing Corp.
               is the Servicer)                                                        0.00
                                                                              -------------

         (25)  Class B-3I Guarantee Fee                                                0.00
                                                                              -------------

         (26)  Class B-3I Distribution Amount                                          0.00
                                                                              -------------

         (27)  Class B-3I Formula Distribution Amount (all Excess
                  Interest plus Unpaid Class B-3I Shortfall)                           0.00
                                                                              -------------

         (28)  Class B-3I Distribution Amount (remaining Amount Available)             0.00
                                                                              -------------

         (29)  Class B-3I Shortfall (26-27)                                            0.00
                                                                              -------------

         (30)  Unpaid Class B-3I Shortfall                                             0.00
                                                                              -------------

         (31)  Class M-1 Interest Deficiency on such Remittance Date                   0.00
                                                                              -------------

         (32)  Class B-1 Interest Deficiency on such Remittance Date                   0.00
                                                                              -------------

         (33)  Repossessed Contracts                                                   0.00
                                                                              -------------
         (34)  Repossessed Contracts Remaining in Inventory                            0.00
                                                                              -------------

         (35)  Weighted Average Contract Rate                                       9.15241
                                                                              -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.